SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report: November 28, 2003
                (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2003, providing for the issuance of the First Horizon Mortgage Pass-
     Through Trust 2003-10, Mortgage Pass-Through Certificates,
                           Series 2003-10).

               FIRST HORIZON ASSET SECURITIES INC.
     (Exact name of Registrant as specified in its charter)


      Delaware             333-110100           75-2808384
     (State of          (Commission File     (I.R.S. Employer
   Incorporation)             No.)          Identification No.)




            4000 Horizon Way
              Irving, Texas                             75063
(Address of Principal executive offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on November 21, 2003, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-10 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of November 28, 2003 ("MLPA I"), by and between First Horizon Home Loan Corporation ("FHHLC") and First Tennessee Bank National Association ("FTBNA"), FHHLC sold a pool of fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of November 28, 2003 ("MLPA II"), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as
Exhibit 10.1 and Exhibit 10.2, respectively.

     On November 28, 2003, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of November 1, 2003 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $249,210,500 have been sold by the Registrant to FTBNA pursuant to an Underwriting Agreement dated as of November 20, 2003 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of even date therewith, each by and among FTBNA, the Registrant and FHHLC. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.  Description
          -----------  -----------

             1.1       Underwriting Agreement dated as of
                       November 20, 2003, by and among FTBNA,
                       the Registrant and FHHLC

             4.1 Pooling and Servicing Agreement dated as of November 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

            10.1 Mortgage Loan Purchase Agreement dated as of November 28, 2003, by and between FHHLC, as Seller, and FTBNA, as Purchaser

            10.2 Mortgage Loan Purchase Agreement dated as of November 28, 2003, by and between FTBNA, as Seller, and the Registrant, as Purchaser

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST HORIZON ASSET SECURITIES INC.



December 12, 2003          By:  /s/ Wade Walker
                              ----------------------------------
                              Wade Walker
                              Senior Vice President - Asset
                                Securitization

                        INDEX TO EXHIBITS


          Exhibit No.
          -----------

             1.1       Underwriting Agreement dated as of
                       November 20, 2003, by and among FTBNA,
                       the Registrant and FHHLC

             4.1 Pooling and Servicing Agreement dated as of November 1, 2003, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

            10.1 Mortgage Loan Purchase Agreement dated as of November 28, 2003, by and between FHHLC, as Seller, and FTBNA, as Purchaser

            10.2 Mortgage Loan Purchase Agreement dated as of November 28, 2003, by and between FTBNA, as Seller, and the Registrant, as Purchaser